FundX
Stock Upgrader Fund

a series of Professionally Managed Portfolios

FundX Stock Upgrader Fund is a mutual fund that seeks long-term growth of capital appreciation. DAL Investment Company, LLC is the investment advisor to the Fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is September 12, 2005

Table of Contents

An Overview of the Fund: Risk/Return Summary	1
Investment Objectives and Principal Investment Strategies	3
Principal Risks of Investing in the Fund	5
Portfolio Holdings Information	7
Investment Advisor to the Fund	7
Portfolio Managers and Members of the Investment Committee	7
Shareholder Information	8
Dividends and Distributions	15
Service Fees and Other Third Party Payments	16
Taxes	16
Financial Highlights	17
Privacy Notice	Inside Back Cover

More detailed information on all subjects covered in this Prospectus is contained in the Fund’s Statement of Additional Information (“SAI”). Investors seeking more in-depth explanations of the contents of this Prospectus should request the SAI and review it before purchasing shares of the Fund. The Fund has not authorized others to provide additional information. The Fund does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

An Overview of the Fund: Risk/Return Summary

What is the Fund’s Investment Objective?

The Fund’s investment objective is to seek long-term growth through capital appreciation.

What is the Fund’s Principal Investment Strategy?

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks. To choose investments for the Fund, the investment advisor to the Fund, DAL Investment Company, LLC (the “Advisor”) uses an “Upgrading” investment strategy. The Advisor believes that the best investment returns can be attained by continually upgrading assets into what it determines to be the current top performing stocks within a given universe. The Advisor’s Upgrading investment strategy is a systematic method of following market leadership that has been developed and refined by the Advisor over the past 33 years. Upgrading is based upon the observation that market leadership changes over time between sectors, styles and market capitalizations. (Please see “Investment Objectives and Principal Investment Strategies.”)

What are the Principal Risks of Investing in the Fund?

There is the risk that you could lose money on your investment in the Fund and no Fund can give any assurance that it will meet its investment objective. The following risks could affect the value of your investment:

•	Market Risk - The value of the Fund’s shares will go up and down based on the performance of the stocks it owns and other factors affecting the securities markets generally.

•	Price Volatility - The Fund invests primarily in common stocks and the market for these securities can be volatile. The value of the Fund’s shares may fluctuate significantly in the short term.

•
Fund Management Risk - The risk that investment strategies employed by the Advisor in selecting the stocks and executing trades may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Foreign Securities Risk - At times, the Fund’s portfolio may include foreign stocks. Foreign investments by the Fund involve additional risks, including changing currency values, different political and regulatory environments and other overall economic factors in the countries where the Fund invests.

•
Small Company Risk - Securities of small companies involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies.

•
Concentration Risk - To the extent that the Fund concentrates its investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•
New Fund Risk - There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees or the Advisor may determine to liquidate the Fund. A liquidation can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Who may want to Invest in the Fund?

The Fund may be appropriate for long-term investors who are willing to accept an above-average level of market risk associated with investing in a portfolio that depends largely on the value of common stock holdings. The Fund may not be appropriate for investors seeking regular income or stability of principal or those pursuing a short-term goal.

What is the Fund’s Investment Performance?

Because the Fund has recently commenced operations and has been in operation for less than a calendar year, there is no performance information available at this time.

What are the Fees and Expenses Associated with Investing in the Fund?

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	FundX Stock Upgrader Fund
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee (held less than one month)(1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.00%
Distribution (Rule 12b-1) Fees	0.00%
Other Expenses(2)	0.57%
Total Annual Fund Operating Expenses	1.57%
Less Expense Reimbursement	0.07%
Net Annual Fund Operating Expenses(3)	1.50%
_______________
(1) You will pay a redemption fee of 2.00% on the value of shares you redeem that are held for less than one month. This fee will not be imposed on Fund shares acquired through the reinvestment of dividends or other distributions. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(2) Because the Fund is new, these expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year.

(3) The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund do not exceed 1.50% of the Fund’s average net assets for at least the periods shown in the example and for an indefinite period thereafter. The Advisor may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Advisor within three fiscal years following the year to which the reduction or payment relates if the Fund’s expenses are less than 1.50%. Any such reimbursement is subject to prior Board of Trustees review and approval.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested and the Fund’s operating expenses remain the same. The Example figures were calculated using net operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	1 Year	3 Years
FundX Stock Upgrader Fund	$153	$474

Investment Objectives and Principal Investment Strategies

Investment Objective

The Fund seeks an investment objective of long-term growth through capital appreciation.

Principal Investment Strategies

As noted in the “An Overview of the Fund” section, under normal circumstances the Fund invests at least 80% of its net assets in common stocks. The Advisor selects investments for the Fund’s portfolios using an “Upgrading” investment strategy. This strategy is designed to take advantage of changes in market leadership, and relies on observations, rather than predictions, to determine which stocks to buy, hold and sell. This is possible because of a phenomenon called “persistence of performance.” Like inertia, persistence of performance recognizes that market leadership occurs in trends, and that broad market trends last several years.

The objective, strategies and policies described above may be changed without the approval of Fund shareholders upon 30 days’ written notice to shareholders. However, the Fund will not change its investment policy of investing at least 80% of its net assets in common stocks without first changing the Fund’s name and providing shareholders with at least 60 days’ prior notice.

Even within a relatively narrow universe, such as the stocks within the S&P 500 Index, there are stocks with lower valuations and higher valuations. There are rapidly growing companies, emerging businesses, those in a slow growth or contraction phase, very large companies and relatively small firms. Market sentiment shifts and these various sectors and investment styles become popular and then eventually fall out of favor. The company itself may also change as a result of restructuring or the perspective of the majority of investors may shift. Upgrading involves ranking a diverse universe of securities based on current performance and buying those with the highest scores. Upgrading is designed to be a logical system of purchasing the top ranked stocks while they are performing well and then moving to others when the Advisor believes the original choices are no longer the best. The Advisor believes this disciplined process can provide an effective way to participate successfully in a broad range of opportunities as they develop.

Fund holdings are based solely on the Advisor’s proprietary rankings. In general, the Advisor selects stocks that the Advisor believes offer above-average prospects for capital growth. The Fund is generally not constrained among the types of equity securities in which it may invest. It may invest in companies that migrate in size (from small-cap to mid-cap to large-cap) and in style (from growth to value) depending on where the opportunities lie. In addition, the Fund’s strategy means that, at any one time, the Fund may have concentrated investments in any one of a range of industries or market sectors across the entire spectrum currently available.

Making investment decisions based on near-term performance exposes the Fund to the risk of buying stocks immediately following a sudden brief surge in performance, which may be followed by a subsequent drop in market value. Further, focusing on current market leaders might expose the Fund to the risk of becoming concentrated in particular investment styles, geographic regions or industry sectors at different times because those styles, regions or sectors are generating the best current performance.

The Fund may also invest in American Depositary Receipts (“ADRs”) and equity securities of foreign issuers in accordance with the Fund’s Upgrading investment strategy and when consistent with the Fund’s investment objective. ADRs evidence ownership of foreign securities but are traded on domestic exchanges. Please note that a portion of the Fund’s investments in foreign issuers may be located in emerging market countries, which are countries in the initial stages of their industrialization cycles with low per capita income.

The Fund’s annual portfolio turnover rate indicates changes in its portfolio investments. The Advisor will sell a security when appropriate and consistent with the Fund’s investment objective and policies regardless of the effect on the Fund’s portfolio turnover rate. Please note that buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate, but it expects it to be approximately 250%. It may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

The Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and/or money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective. For longer periods of time, the Fund may hold a substantial cash position. In fact, the Fund will seek substantial cash positions when the Advisor’s investments do not further the investment objective of the Fund. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested.

To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses. Also, the yield paid by a money market fund in which the Fund invests will vary with short-term interest rates. During periods of rising interest rates, such money market fund’s yield will tend to be lower than prevailing interest rates.

Principal Risks of Investing in the Fund

The principal risks that may adversely affect the Fund’s net asset value or total return have previously been summarized under “An Overview of the Fund.” These risks are discussed in more detail below.

MARKET RISK - The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

PRICE VOLATILITY - The Fund invests primarily in common stocks and the market for these securities can be volatile. The value of the Fund’s shares may fluctuate significantly in the short term.

FUND MANAGEMENT RISK - The risk that investment strategies employed by the Advisor in selecting the stocks and trading may not result in an increase in the value of your investment or in overall performance equal to other investments.

FOREIGN SECURITIES RISK -Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes that would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about foreign companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced in the securities of companies in emerging markets. These are the markets of countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

SMALL COMPANY RISK - Investments in smaller companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many small companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of its shares.

Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between its quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges. In addition, the Fund and other client accounts of the investment advisor together may hold a significant percentage of a company’s outstanding shares. When making larger sales, the Fund might have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time, affecting the Fund’s net asset value.

CONCENTRATION RISK - The Fund may concentrate its investments within one industry or sector among a broad range of industries or sectors. Events may occur that impact that industry or sector more significantly than the securities market as a whole. For example, some industries or sectors may lose favor with the investing public and fall rapidly in value due to news events that quickly affect the market’s perception of the industry or sector. As a result, the value of the shares of these investments may be subject to greater market fluctuations than investments in a broader range of securities. Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors.

HIGH PORTFOLIO TURNOVER - The Fund’s investment strategy may result in significant portfolio turnover to take advantage of changes in market conditions. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

NEW FUND RISK - There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees or the Advisor may determine to liquidate the Fund. A liquidation can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (866)455-FUND [3863]. The Fund discloses a complete list of its month-end portfolio holdings, on or about the fifth business day of the following month on its website at www.fundxfund.com. The monthly portfolio holdings will remain posted on the website until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website.

Investment Advisor to the Fund

DAL Investment Company, LLC, the Advisor, is located at 235 Montgomery Street, Suite 1049, San Francisco, CA 94104. The Advisor has been providing investment advisory services to individual and institutional investors since 1969. As of the date of this prospectus, the Advisor presently has assets under management of approximately $1 billion. The Advisor supervises the Fund’s investment activities and determines which investments are purchased and sold by the Fund. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis of the Board of Trustees’ approval of the investment advisory agreement with the Adviser is available in the Fund’s SAI.

Portfolio Managers and Members of the Investment Committee

The Fund is managed by an investment committee. The following persons are members of the investment committee:

Name	Title	Tenture

Janet Brown	President	1978
Sean McKeon	Portfolio Manager	1990
Bernard Burke	Portfolio Manager and Chief Compliance Officer	1992
Martin DeVault	Portfolio Manager	1992
Jason Browne	Portfolio Manager	2000

There is no lead portfolio manager and each person is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. There are no limitations or restrictions on any one member’s role relative to the other members of the committee. In general, each committee member serves as a research analyst. The entire committee discusses investment ideas and the overall portfolio structure based on the Upgrading investment strategy; and the final buy/sell decision for a particular security is made by the committee collectively.

The Statement of Additional Information provides additional information on the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses of the Fund for an indefinite period to ensure that Total Annual Fund Operating Expenses will not exceed 1.50% of average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested, and approved by the Fund’s Board of Trustees, by the Advisor in subsequent fiscal years. Under the expense limitation agreement, the Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Trustees, who may terminate the reimbursement arrangement at any time. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

Shareholder Information

Buying Fund Shares
To open an account, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
Retirement Accounts	$1,000	$100

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through one or more brokers authorized by the Fund to receive purchase orders. The minimum initial investment for regular accounts is $2,500 and for retirement and other tax-deferred accounts (IRAs, UGMA/UTMA accounts, SEP-IRAs, pension and profit sharing plans, etc.), is $1,000. Initial investments may be made in any amount in excess of this amount. After you have opened your Fund account, you may also make automatic subsequent monthly investments of $100 or more through an Automatic Investment Plan. The Fund may waive minimum investment requirements from time to time. To establish an automatic investment plan, the Fund requires a minimum initial investment of $500 for all accounts.

The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Fund your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. The Fund does not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund does not accept third party checks, U.S. treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates and its shares are not registered for sale outside of the United States.

The Fund reserves the right to reject any purchase order, in whole or in part, if such rejection is in the Fund’s best interest. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large it would disrupt the management of the Fund or would not otherwise be in the best interest of long-term shareholders.

By Check

To open an account, complete the Account Application Form included with this Prospectus and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check (made payable to the Fund) and send it together with the most recent confirmation statement received from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“Transfer Agent”) and mail it together in the envelope provided with your statement or to the P.O. Box below. The Fund does not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund does not accept third party checks, U.S. treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You will also be responsible for any losses suffered by the Fund as a result.

Regular Mail FundX Stock Upgrader Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery FundX Stock Upgrader Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire

To open an account by wire, a completed Account Application is required before your wire can be accepted. You can mail or overnight deliver your Account Application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Your bank should transmit available funds by wire in your name to:

U.S. Bank, National Association
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA #: 075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
FFC:  FundX Stock Upgrader Fund
           Shareholder Registration
                       Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

You may buy and sell shares of the Fund through certain brokers (and its agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker or agent holds your shares in an omnibus account in the broker or agent’s name, and the broker or agent maintains your individual ownership records. The Fund may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker or its agent may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your bank checking or savings account each month an amount that you wish to invest, which must be at least $100. Your financial institution must be a member of the Automated Clearing House (ACH) network to participate. If you wish to enroll in this Plan, complete the appropriate section in the Account Application Form. The Fund may terminate or modify this privilege at any time. You may change your withdrawal amount or terminate your participation in the Plan at any time by notifying the Transfer Agent by telephone or in writing, five days prior to the effective date of the next transaction. A request to change bank information for this Plan requires a signature guarantee. If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account.

Retirement Plan

The Fund offers an Individual Retirement Account (“IRA”) plan. You may obtain information about opening an account by calling (866) 455-FUND [3863]. If you wish to open another type of retirement plan, please contact the Transfer Agent.

Selling (Redeeming) Fund Shares

You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your investment representative.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give the name of the Fund, your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

Regular Mail FundX Stock Upgrader Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery FundX Stock Upgrader Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

If you complete the Redemption by Telephone portion of the Account Application Form, you may redeem all or some of your shares by calling the Transfer Agent at (866) 455 FUND [3863] between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds will be sent on the next business day and mailed to the address that appears on the Transfer Agent's records. Redemption proceeds may also be wired to the bank account you designated on your account or sent by electronic funds transfer through the Automated Clearing House (ACH) Network, to your predetermined bank account. In order to have proceeds sent via ACH, your bank must be a member of the Automated Clearing House. The minimum amount that may be wired is $1,000. A wire charge in the amount of $15 will be deducted from your account balance on dollar specific trades and from the proceeds on complete redemptions and share specific trades. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you wish to redeem shares within 30 days of an address change, you should submit a written request to the Transfer Agent with your signature(s) guaranteed. If you have a retirement account, you may not redeem shares by telephone. You will not incur any charges to have your proceeds sent by electronic funds transfer; however, it may take up to two days for your bank account to be credited.

When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application Form. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized requests. The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

You may request telephone transaction privileges after your account is opened by calling the Transfer Agent at (866) 455-FUND [3863] for instructions.

You may have difficulties in making a telephone transaction during periods of abnormal market activity. If this occurs, you may mail your transaction request in writing to the address noted above.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares with a wire, the Fund may delay payment of your redemption proceeds for up to 12 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may be required to withhold federal income tax at a rate of 28% (backup withholding) from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish the Fund with his/her correct social security or tax identification number. The shareholder must certify that the number provided on the purchase application is correct and that he/she is not subject to backup withholding.

The Fund may redeem the shares in your account if the value of your account is less than $2,500 as a result of redemptions you have made. This does not apply to retirement plans or UGMA/UTMA accounts. You will be notified that the value of your account is less than $2,500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. The Fund does not expect to do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

To protect the Fund and its shareholders, a signature guarantee is required for all written redemption requests over $100,000. Signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution.” These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have the tax withheld will generally be subject to 10% withholding.

Systematic Withdrawal Plan

You may redeem shares of your Fund through a Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. You may establish a SWP on any account and in any amount you choose. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This program may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Redemption Fee and Market Timing

The risks associated with market timing activity and high portfolio turnover may have a negative impact on long-term investors. Short-term investors who engage in frequent purchases and redemptions can create some transaction costs that are borne by all shareholders. Frequent trading could increase the rate of the Fund’s portfolio turnover. The tax effects (and some trading costs) associated with portfolio turnover may adversely affect the Fund’s performance. In addition, large movements of assets into and out of the Fund may negatively impact the Fund’s ability to achieve its investment objectives or its desired level of operating expenses. For these reasons, the Fund does not accommodate frequent purchases and redemptions and assesses a 2.00% redemption fee on redemptions or exchanges of shares held for less than one month. The Fund will use the first-in, first-out (FIFO) method to determine the one-month holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one month, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one month period from the date of purchase. The fee is deducted from your proceeds and is retained by the Fund for the benefit of the remaining shareholders. The redemption fee may also be waived on certain exchanges or redemptions at the Advisor's discretion.

Although the Fund has the policy of applying this redemption fee to redemptions of shares held for one month, the redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to redemptions made under the Fund’s Systematic Withdrawal Plan. In addition, the redemption fee may not apply in certain circumstances where it is not currently practical for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans, including, but not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans). While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.

Please bear in mind that Fund is not in a position to monitor all trading behavior and does not feel that adding the costs of establishing such a process would benefit Fund shareholders. However, the Fund may track the behavior of any shareholders that appear, in the Advisor’s opinion, to disrupt the management of the Fund. In addition to the establishment of a redemption fee, to help protect the interests of long-term investors and reward them for their commitment to the Fund’s strategies, the Fund may close any shareholder account to new purchases when, in the opinion of the Fund’s Advisor, in its sole discretion, the trading activity is disruptive to the management of the Fund. The Fund reserves the right, in its sole discretion, to identify trading activity as disruptive or abusive. At all times, the Fund will act on behalf of the best interest of its long-term shareholders.

How to Exchange Fund Shares

Shareholders of record, including financial institutions and intermediaries, may exchange shares of the Fund for shares of another FundX Upgrader Fund, including FundX Upgrader Funds offered in a separate prospectus, on any business day by contacting the Transfer Agent directly. This exchange privilege may be changed or canceled by the Fund at any time upon 60 days’ written notice to its shareholders. Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another. As a result, there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing net asset value.

You may also exchange shares of any or all of an investment in the Fund for Class A shares of the First American Prime Obligations Fund (the “First American Fund”). This Exchange Privilege is a convenient way for you to buy shares in a money market fund in order to respond to changes in your goals or market conditions. Before exchanging into the First American Fund, you should read its prospectus. To obtain the First American Fund’s prospectus and the necessary exchange authorization forms, call the Transfer Agent. This exchange privilege does not constitute an offering or recommendation on the part of the Fund or Advisor of an investment in the First American Fund.

You may exchange your shares by simply sending a written request to the Transfer Agent. Exchanges may be made in amounts of $1,000 or more and are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. You should give your account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the shareholders whose names appear on the account registration. You may also exchange Fund shares by calling the Transfer Agent at (866) 455-FUND [3863] between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on any day the NYSE is open for regular trading. If you are exchanging shares by telephone, you will be subject to certain identification procedures that are listed under the “Selling (Redeeming) Fund Shares” section.

Pricing Fund Shares

Shares of the Fund are sold at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), although fair value determinations may be made as described below if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.

Occasionally, events affecting the value of foreign securities or other securities held by the Fund occur when regular trading on foreign exchanges is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board of Trustees. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. In addition, if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

Service Fees and Other Third Party Payments

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Fund’s advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Fund’s advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

Taxes

The Fund intends to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.

Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

Privacy Notice

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms,
•	Information you give us orally, and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out its assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Investment Advisor
DAL INVESTMENT COMPANY LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Custodian
U.S. BANK, N.A.
425 Walnut Street, 6th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94015-3441

FundX StockUpgrader Fund

A series of Professionally Managed Portfolios

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. Once available, the Fund’s annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can get free copies of these documents, request other information and discuss your questions about the Fund by contacting the Fund at:

FundX Stock Upgrader Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (866) 455-FUND [3863]
[www.fundxfund.com]

You can review and copy information including the Fund’s SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202)942-8090. Shareholder reports and other information about the Fund is also available:

·	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov., or

·	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

·	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(1940 Act File Number 811-05037)

STATEMENT OF ADDITIONAL INFORMATION

September 12, 2005

FundX Stock Upgrader Fund

a series of Professionally Managed Portfolios
235 Montgomery Street, Ste. 1049
San Francisco, CA 94104
(415) 986-7979

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated September 12, 2005, as may be revised, of the FundX Stock Upgrader Fund, (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”). DAL Investment Company, LLC (the “Advisor”) is the investment advisor to the Fund. A copy of the Fund’s Prospectus is available by calling number listed above or (866) 455-FUND [3863].

TABLE OF CONTENTS

THE TRUST	2
INVESTMENT OBJECTIVES, POLICIES AND RISKS	2
DISTRIBUTIONS AND TAX INFORMATION	8
TRUSTEES AND EXECUTIVE OFFICERS	10
THE FUND’S INVESTMENT ADVISOR	14
PORTFOLIO MANAGERS	14
PORTFOLIO TRANSACTIONS AND BROKERAGE	17
REVENUE SHARING ARRANGEMENT	18
THE FUND’S DISTRIBUTOR	18
SERVICE PROVIDERS	19
PORTFOLIO TURNOVER	21
CODE OF ETHICS	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	21
ANTI-MONEY LAUNDERING PROGRAM	22
PORTFOLIO HOLDINGS INFORMATION	22
DETERMINATION OF SHARE PRICE	24
CALCULATION OF PERFORMANCE DATA	25
PROXY VOTING POLICIES AND PROCEDURES	26
GENERAL INFORMATION	26
FINANCIAL STATEMENTS	27
APPENDIX A	28
APPENDIX B	30
APPENDIX “C” PROXY VOTING POLICIES	31

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust on February 17, 1987. The Trust consists of various series that represent separate investment portfolios. This SAI relates only to the Fund.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-ended management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The FundX Stock Upgrader Fund, has an investment objective of long-term growth through capital appreciation. The Fund is diversified (see fundamental investment restriction 7 under “Investment Restrictions” on page B-16 in this SAI). Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.

The following information supplements the discussion of the Fund’s investment objective and policies as set forth in its Prospectus. There can be no guarantee that the Fund’s objective will be attained.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Equity Securities. The Fund may invest in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. (Please see “Preferred Stock” below.) Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

To the extent the Fund invests in the equity securities of small or medium-size companies, directly or through its investments in other mutual funds, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for its goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, its performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock blends the characteristics of bonds and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants. The Fund may invest up to 5% of its assets in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock.

A warrant gives the holder the right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed exercise price. Unlike convertible debt securities or preferred stock, warrants do not pay a dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach the exercise price (in which event the Fund will not exercise the warrant and will lose its entire investment therein).

Illiquid Securities. The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Trust’s Board of Trustees (hereinafter referred to as the “Board” or “Trustees”), to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the ’Board may determine that such securities are not illiquid securities notwithstanding its legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Foreign Securities. The Fund may invest up to 20% of its total assets in foreign equity securities and, American Depositary Receipts (“ADRs”). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. ADRs and the securities of foreign companies traded on a U.S. stock exchange will generally be considered foreign securities for purposes of calculation of any investment limitation placed on the Fund’s exposure to foreign securities.

Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities is affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of the Fund’s assets to the extent it is invested in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where the Fund invests are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund. In addition, additional costs may be incurred in connection with the Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

While the Fund intends to invest primarily in foreign companies located in developed countries, it may invest in developing or emerging market securities. The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

Other Investment Companies. The Fund may invest its assets in shares of other investment companies, including money market mutual funds, other mutual funds or ETFs. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.

Short-Term Investments. The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds.  The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn a high rate of income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix B.

Temporary Investments. When the Advisor believes market or economic conditions are unfavorable for investors, the Advisor may invest up to 100% of the Fund’s net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the stock investments in which the Fund normally invests or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares and other money market equivalents. The Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Fundamental Investment Restrictions. The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. Make loans to others, except to the extent a repurchase agreement is deemed to be a loan.

2. (a) Borrow money, except for temporary or emergency purposes. Any such borrowing will be made only if, immediately thereafter, there is asset coverage of at least 300% of all borrowings.

    (b) Mortgage, pledge or hypothecate its assets except, up to 1/3 of its assets, in connection with any such borrowings.

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account or underwrite securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

4. Purchase or sell real estate, commodities or commodity contracts.

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

7. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities or securities of other investment companies.)

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1. Invest in any issuer for purposes of exercising control or management.

2. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

3.      With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

4.  The Fund will not make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first changing the Fund’s name and providing the Fund’s shareholders with at least 60 days’ prior notice.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISTRIBUTIONS AND TAX INFORMATION

Distributions. The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 by December 31 of each year. Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information. Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). It is the Fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. To avoid the excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If the Fund does not qualify as a regulated investment company, it may be taxed as a corporation.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. The deduction, if any, may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held its shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with its taxpayer identification numbers and with required certifications regarding its status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with its taxpayer identification numbers or certify its exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

The Fund will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as its qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income. In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

TRUSTEES AND EXECUTIVE OFFICERS

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its Officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and Officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	5	None.
Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant; formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	5	None.
Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	5	None.
Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	5	None.
Interested Trustee of the Trust
Steven J. Paggioli** (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	5	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	5	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	5	Not Applicable.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Chad E. Fickett (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since March 2002.	Vice President, U.S. Bancorp Fund Services, LLC since July 2000.	5	Not Applicable.
 * Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.
** Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Fund’s principal underwriter.
***The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies to the Fund and four other series within the Trust managed by the Advisor, the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund and the FundX Flexible Income Fund, offered in a separate prospectus.

Compensation. Set forth below is the rate of compensation received by the Trustees. Each Independent Trustee will receive an annual retainer of $10,000 and a fee of $3,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board receives an additional annual retainer of $6,000. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or Officer from the portfolios of the Trust. Because the Fund has recently commenced operations, the following compensation figures represent estimates for the current fiscal period ending October 31, 2006.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex[2] Paid to Trustees
Dorothy A. Berry, Trustee	$2,738	None	None	$2,739
Wallace L. Cook, Trustee	$2,190	None	None	$2,190
Carl A. Froebel, Trustee	$2,190	None	None	$2,190
Rowley W.P. Redington, Trustee	$2,190	None	None	$2,190
Steven J. Paggioli, Interested Trustee	$0	None	None	$0
1 For the fiscal year ended October 31, 2006.
2 There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For the fiscal year ended October 31, 2006, trustees’ fees and expenses in the amount of $89,250 were incurred by the Trust.

Trust Committees. The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. As the Fund is new, the Nominating Committee has not met, with respect to the Fund during the Fund’s prior fiscal year. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees. It does not include interested Trustees of the Trust. The Audit Committee typically meets once per year with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. As the Fund is new, the Audit has not met, with respect to the Fund during the Fund’s prior fiscal year.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at its respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. As the Fund is new, the Valuation Committee has not met, with respect to the Fund during the Fund’s prior fiscal year.

Control Persons, Principal Shareholders and Management Ownership. A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of the date of this SAI, there were no principal shareholders nor control persons of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of its immediate family, own securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or any of its affiliates. Accordingly, neither the Trustees who are “not interested” persons of the Fund nor members of its immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Fund’s principal underwriter or any of its affiliates. As the Fund was not operational prior to the date of this SAI, no Trustees or Officers own shares of the Fund. In addition, the Fund has no control persons or principal holders as of the date of this SAI.

THE FUND’S INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Fund by DAL Investment Company, LLC, 235 Montgomery Street, Suite 1049, San Francisco, California 94104, the Advisor, pursuant to two separate Investment Advisory Agreements. (the “Advisory Agreements”). As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.00%.

After an initial two-year term, each Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the applicable Fund), and (2) a majority of the Trustees who are not interested persons of any party to an Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time, without penalty, by either party to an Advisory Agreement upon sixty days’ written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

When approving the Advisory Agreement on behalf of the Fund at a meeting of the Board of Trustees in June, 2005 the Board of Trustees, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund’s investments Specifically, the Trustees noted the fees and expenses for the Fund were within the ranges of fees and expenses borne by the Fund within the peer group, and that the Advisor had agreed to contractually limit the Fund’s expenses to an amount well within the relevant peer group for total expenses.

The Advisor has also entered into Operating Expenses Limitation Agreements in which it has agreed to keep the Fund’s expenses to a certain limit (as described in the Fee Table for the Fund). Under the expense limitation agreement, the Advisor may be reimbursed for fees reduced or expenses paid during the Fund’s prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

PORTFOLIO MANAGERS

As previously stated in the prospectus, Ms. Janet Brown and Messrs. Jason Browne, Bernard Burke, Martin DeVault and Sean McKeon are all Portfolio Managers for the Fund and make up the Fund’s Investment Committee.

The following provides information regarding other accounts managed by Ms. Brown as of May 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	4	$400 Million	0	$0
Other Pooled Investment Vehicles	5	$95 Million	0	$0
Other Accounts	640	$550 Million	0	$0

The following provides information regarding other accounts managed by Mr. Browne as of May 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	4	$400 Million	0	$0
Other Pooled Investment Vehicles	5	$95 Million	0	$0
Other Accounts	640	$550 Million	0	$0

The following provides information regarding other accounts managed by Mr. Burke as of May 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	4	$400 Million	0	$0
Other Pooled Investment Vehicles	5	$95 Million	0	$0
Other Accounts	640	$550 Million	0	$0

The following provides information regarding other accounts managed by Mr. DeVault as of May 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	4	$400 Million	0	$0
Other Pooled Investment Vehicles	5	$95 Million	0	$0
Other Accounts	640	$550 Million	0	$0

The following provides information regarding other accounts managed by Mr. McKeon as of May 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	4	$400 Million	0	$0
Other Pooled Investment Vehicles	5	$95 Million	0	$0
Other Accounts	640	$550 Million	0	$0

Each Portfolio Manager’s compensation is comprised of a fixed salary that is set by industry standards. They do not receive deferred compensation and their salary is not based on Fund performance, but they do receive a bonus as part of their compensation. Bonuses are calculated based on a combination of the success of the Advisor and the employee’s contribution to the firm. The Portfolio Managers also participate in a 401K retirement plan, have an ownership interest in the firm and receive income distributions based on the percent owned.

Because the Advisor performs investment management services for various clients, certain conflicts of interest could arise. The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchased or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

As of the date of the SAI, none of the Portfolio Managers beneficially owned shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In connection with its duties to arrange for the purchase and sale of portfolio securities, the Advisor may use broker-dealers who will, in the Advisor’s judgment, implement the Fund’s policy to achieve best execution at the best available price. Consistent with the rules of the National Association of Securities Dealers, Inc. (the “NASD”), the Advisor will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality is comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution available and such other policies as the Board of Trustees may determine.

When allocating transactions to broker-dealers, the Advisor is authorized to consider, in determining whether a particular broker-dealer will provide best execution, the broker-dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the manager determines, in good faith, that the amount of commission is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)) provided by the broker-dealer, viewed either in terms of the particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. It may also include comparison of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information is prepared by recognized mutual fund statistical services. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund or other accounts of the Advisor and that such research received by such other accounts may or may not be useful to the Fund. The Advisor will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Advisor determines that a better price or execution may be obtained by paying such commissions.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder. These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer and the amount of the Fund’s assets that may be invested in a particular issue. The rule also requires that any purchase made, subject to its provisions, be reviewed at least quarterly by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust as defined by the 1940 Act.

The Board of Trustees will review quarterly the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions with broker-dealers, if any, on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

REVENUE SHARING ARRANGEMENT

The Advisor, out of its own resources and not out of Fund assets ( i.e., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the service fees and other fees paid by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased fund expenses. These expenses are not directly incurred by the Fund and therefore are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s prospectus. As of December 31, 2004, the Advisor has revenue sharing arrangements with approximately five brokers and other financial intermediaries, of which some of the more significant include arrangements with FISERV Trust Corporation, National Financial Services Corp., Prudential Investment Management Services, Charles Schwab & Company, Inc. and Scottrade, Inc.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Fund and/or investors in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts and finder’s fees that vary depending on the Fund and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of December 31, 2004 the maximum amount of additional compensation that the Advisor is paying to any intermediary was 0.35% of average daily net assets payable on other Fund shares managed by the Advisor sold through such intermediary.

Mutual fund supermarket platforms typically charge fees to the Fund for making them available to its clients. These fees are called Revenue Sharing Arrangements because they are generally based on a percentage of the assets or number of accounts invested in the Fund through the platform. Shareholders generally benefit when Funds are more available because as Fund assets grow, expense ratios tend to decline. Revenue Sharing Arrangements are traditionally paid from 12b-1 fees which are paid by all shareholders (including those that access the Fund on a platform where no Revenue Sharing Arrangement exists). Since the Fund does not charge a 12b-1 fee, revenue sharing is instead paid by the Advisor out of its own resources. Therefore, such arrangements do not add to the expenses paid by shareholders, including those who benefit from having access to the fund on the various brokerage platforms.

THE FUND’S DISTRIBUTOR

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. The offering of the Fund’s shares is continuous.

After its initial two year term, the Distribution Agreement between the Fund and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act. The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

SERVICE PROVIDERS

The Trust entered into a series of agreements whereby certain parties will provide various services to the Fund.

U.S. Bank, National Association, is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust (“Custody Agreement”), whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 425 Walnut Street, Cincinnati, Ohio 45202.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (“USBFS”) provides administrative services to the Fund pursuant to the Fund Administration Servicing Agreement. The Fund Administration Servicing Agreement provides that USBFS will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and USBFS.

USBFS also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements. USBFS, the Fund’s principal underwriter and the Custodian are affiliated entities under the common control of U.S. Bancorp.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 serves as legal counsel to the Fund. Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the Independent Registered Public Accounting Firm for the Fund and audit the Fund’s annual financial statements.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) may result in a greater number of transactions, which may result in the realization of capital gains and higher transactions costs. In addition, high portfolio turnover rates could have a negative impact on Fund performance in general.

CODE OF ETHICS

The Trust, the Advisor and the Distributor have each adopted Codes of Ethics (the “Codes”) that govern the conduct of employees of the Trust, the Advisor and the Distributor who may have access to information about the Fund’s securities transactions. The Codes recognize that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of its own interests. Among other things, the Codes require, under certain circumstances, pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund or other Advisory clients; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares. The public offering price of Fund shares is the net asset value. The Fund receives the entire purchase price. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time on any day in which it will be open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Fund reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when, in the judgment of the Advisor, such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large it would disrupt the management of the Fund or would not otherwise be in the best interest of long-term shareholders.

Automatic Investment Plan. As discussed in the Prospectus, the Fund provided an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares. You can sell your Fund shares any day the NYSE is open for regular trading. The Fund may require documentation for the sale of shares by a corporation, partnership, agent or fiduciary or a surviving joint owner. Contact the Transfer Agent for details.

Delivery of Redemption Proceeds. Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than your cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions. Shareholders must have selected telephone transactions privileges on the Account Application when opening the Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or its latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest Account Application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-Kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay, in cash, all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

Systematic Withdrawal Plan. As discussed in the Prospectus, the Fund provided an Systematic Withdrawal Plan (“SWP”) for the convenience of investors who wish to redeem shares of the Fund on a regular basis. All record keeping and custodial costs of the SWP are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

ANTI-MONEY LAUNDERING PROGRAM

The Trust, on behalf of the Fund, has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”) and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies (“Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Advisor has also adopted the Trust’s Policies with respect to disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, Distributor or any other affiliated person of the Fund. After due consideration, the Advisor and the Board determined that the Fund have a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies, including mutual fund rating or statistical agencies or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the Policies, the Trust’s Chief Compliance Officer, President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures. The Board also authorized the Trust’s Chief Compliance Officer, President or Treasurer to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures. The Chief Compliance Officer provides periodic reports to the Board on disclosures under the Policies.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Fund’s and its service providers by the Chief Compliance Officer, (2) by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in its sole discretion.

The Fund generally will seek to disclose its entire portfolio holdings as of the most recent month-end at www.fundxfund.com under the hotlink of the Fund’s ticker symbol within 5 business days of each month-end. However, the Fund will disclose any material changes in the SAI.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of each fiscal quarter-end in the Annual Report and Semi-Annual Report to Fund’s shareholders and in the quarterly holdings reports on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In accordance with the Policies, disclosure may also be made to respond to a regulatory request, court order or other legal proceeding.

The Fund’s portfolio holdings may be disclosed between and among the following persons (collectively, “Internal Parties”) for legitimate business purposes within the scope of its official duties and responsibilities, subject to its continuing legal duty of confidentiality and legal duty not trade on the basis of any material non-public information imposed under applicable codes of ethics, agreements, or laws, rules and regulations: (1) the Board; (2) the Advisor; (3) the distributor, administrator, transfer agent or custodian to the Fund (all such current parties are disclosed in this SAI); (4) an accounting firm or legal counsel hired by the Trust, the Fund, the Advisor or the Independent Trustees (current Trust hired firms are identified in this SAI); and (5) broker-dealers during the course of, or in connection with, normal day-to-day securities transaction with or through such broker-dealers. The Board has determined that its policy of disclosing the Fund’s portfolio holdings between and among Internal Parties and the persons described in the Policies that allow disclosures on an ad hoc basis to additional parties is sufficient to provide the Fund and its shareholders with adequate protection. The frequency of disclosure of portfolio holdings between and among the Internal Parties varies and may be as frequently as daily, with no lag.

The Fund’s, for legitimate business purposes, may disclose complete portfolio holdings at times deemed necessary and appropriate to rating and ranking organizations, statistical or consulting agencies, pricing services, financial printers, proxy voting service providers and other third parties (collectively, “Third Parties”) that provide services to the Fund and/or the Advisor. Disclosure of complete portfolio holdings to Third Parties is conditioned on the Third Party being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis or any material non-public information. The frequency with which complete portfolio holdings may be disclosed to a Third Party, and the length of lag, if any, between the date of the information and the date on which the information is disclosed to the Third Party is determined based on the facts and circumstances of the particular disclosure situation, and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. Alternatively, information may be provided to certain Third Parties without a written confidentiality agreement provided such information is only disclosed after the information is publicly available on the Fund’s website. Currently, the Fund does not have any ongoing arrangements to disclose portfolio holdings more frequently that the information is provided on the Fund’s website.

No person is authorized to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Fund’s portfolio holdings. “Consideration” includes any agreement to maintain assets in the Fund or other investment accounts managed by the Advisor or any affiliated person.

There is no assurance that the Fund’s Policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

DETERMINATION OF SHARE PRICE

Shares of the Fund are sold on a continual basis at the net asset value (NAV) per share next computed following acceptance of an order by the Fund. The Fund’s NAV per share for the purpose of pricing purchase and redemption orders is determined based upon the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will not expect to determine the NAV of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share.

Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the current or last trade price. Securities for which quotations are not readily available are valued at its respective fair values as determined in good faith by the Board of Trustees.

The NAV per share, of the Fund, is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time. Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.

CALCULATION OF PERFORMANCE DATA

Performance information in the Fund’s Prospectus is calculated in accordance with the methods discussed below. The Fund’s total return may be compared to relevant indices, including Standard & Poor’s 500 Composite Stock Index and indices published by Lipper, Inc. From time to time, evaluations of the Fund’s performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund’s total return for any period should not be considered as a representation of what an investment may earn or what an investor’s total return may be in any future period.

Average Annual Total Return. Average annual total return quotations used in the Fund’s advertising and promotional materials are calculated according to the following formula:

P(1+T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. ERV will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions). The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions). The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted a Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Advisor has adopted a Proxy Voting Policy that underscores the Advisor’s concern that all proxies voting decisions be made in the best interests of the Fund and to maximize portfolio values over time. The Advisor’s policy is attached at Appendix C.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (866) 455-3863 and on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board to issue a limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Fund have no preemptive, conversion or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A
CORPORATE BOND RATINGS

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; its future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Group

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors believes that such payments will be made during such grace period.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the additional of a plus or minus sign to show relative standing with the major categories.

APPENDIX B
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

APPENDIX “C” PROXY VOTING POLICIES

PROXY VOTING POLICY

Objective

The Advisor recognizes that corporate governance and shareholder proposals can directly affect shareholder values. The purpose of this policy is to ensure that the Advisor proxies are voted in the best interest of the Advisor’s clients so as to maximize portfolio values over time.

Delegation

The Chief Investment Officer (CIO) has the responsibility for proxy voting and administration. The CIO may delegate such responsibility to professional members of the investment staff who are qualified to analyze proxy issues and exercise prudence when discretion is required to vote proxies. The CIO or designees are responsible for insuring that they understand thoroughly the issues that arise in how proxies are voted. When appropriate, the CIO or the designee may consult with consultants or advisors.

Control

The CIO or the designee will vote proxies in a timely manner in accordance with this policy unless it is in the best interest of the Advisor’s clients to vote otherwise. The staff will maintain a record of votes on all proxy issues. If a proxy item on a substantial issue is voted for which no standard exists in this policy, a proxy exceptions report will be prepared and maintained in the proxy file. The exceptions report will document the reasons behind the vote and date of each corporate meeting at which the exception votes were cast. For the purposes of this policy, an issue is considered “substantial” when an outcome of the proposal could reasonably be expected or perceived to have a probable impact on the longtime value of the Advisor’s clients’ holdings in the company. The following items shall be maintained in a readily accessible record in the form of the proxy-voting file:

1.
A record of all proxies voted during the preceding five years will be maintained in an easily accessible place, to include two years of records retained in the proxy-voting file onsite in the Advisor’s offices. The file will contain a copy of how a proxy was voted, alphabetized by company name and grouped together chronologically by year.

2.	Any exceptions to the proxy policy will also be contained in this file.

3.	A record of any proxies received but not voted due to special circumstances, including untimely receipt, re-registration, or blocking.

Use of Independent Service(s)

Use of an outside service(s) to administer and vote proxies in accordance with the Advisor’s proxy voting policy is authorized. The contract with such an agency will incorporate the Advisor’s proxy voting policy.

Specific Voting Standards

The following proxy issues are governed by a “For or Against” standard:

Corporate Governance Issues

w	Approve classified board	Against
w	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	For
w	Eliminate or Limit Shareholders’ Right to Call a Special Meeting	Against
w	Eliminate of Limit Shareholders’ Right to Act By Written Consent	Against
w	Adopt or Increase Super Majority Vote Requirement	Against
w	Allow Board to Consider Non-financial Effect of Merger	Against
w	Adopt Fair Price Provision	Against

      Board of Directors Related Corporate Governance Issues

w	Restore or Provide for Cumulative Voting	For
w	Require Majority of Independent Directors on Board	For
w	Adopt Director Indemnification Provision	For
w	Adopt Director Liability Provision	For
w	Vote for Director(s) Missing 75% or More of Meetings	Against

Compensation Issues

w	Allow for Repricing or Exchange of Underwater Options	Against

Routine Corporate Administrative Issues

w	Ratification or Appointment of Auditors	For
w	Motion to Adjourn Meeting	Against
w	Other Business	Against

Stock-related Corporate Governance Issues

w	Eliminate Pre-emptive Rights	For

General Voting Standards

Certain proxy issues involve complex business matters that require subjective decision-making. These proxy issues will be voted on a case-by-case basis using the standards outlined below. Other proxy issues not mentioned in this policy will be voted in the best interest of the Advisor’s clients.

Board of Directors-related Corporate Governance Issues

w	Election of Directors and Compensation of Corporate Boards & Committees

The Advisor will generally vote with management but will monitor the make up of corporate boards of directors, as well as the relative numbers of inside and independent directors serving on the audit, compensation, and nominating committees of such boards. If it is perceived that it is in the shareholders’ best interest to seek a greater number of independent directors on a board or its committees, the Advisor will vote in a manner to encourage an increase in the number of independent directors required on the board or committees.

w	Increase or Reduce Size of Board

The Advisor will generally vote for management proposals related to the size of boards given a reasonable explanation for the change.

Compensation Issues

w	All other compensation issues including stock options, stock purchase plans and bonus plans

The Advisor generally supports compensation packages which represent long-term incentives, are related to objective performance measures, and which reflect the requirements and best practices of the current marketplace. The Advisor generally supports integrated, competitive compensation packages, which are governed by objective, performance-based standards for setting executive compensation levels.

Restructurings

w	Mergers, Acquisitions, Restructurings or Sale of Assets

Proposals to restructure, merge with, be acquired by, or sell significant assets or acquire significant assets of other companies submitted for shareholder approval will be evaluated individually, using the assistance of the Advisor’s investment staff to determine whether the transaction is in the best interest of the Advisor’s clients.

w	Reincorporation

The Advisor’s proxies will be voted against proposals to reincorporate in a different jurisdiction if a reincorporation would likely result in a significant adverse effect on shareholder rights or values. The Advisor’s proxies may be voted for proposals to reincorporate that would likely result in more effective and less costly corporate governance without significantly affecting shareholder rights or values.

Stock-related Corporate Governance Issues

w	Increase, decrease, amend and authorize common or preferred stock

The Advisor will support proposed changes in capital structure so long as the number of shares that would be authorized to be issued is reasonable in relation to the purposes for which the authorization is requested, a legitimate business purpose exists, and the proposal is not opposed to the best interest of the Advisor’s clients. As an example, it is often reasonable for a company to increase the number of authorized shares to implement a stock split, pay a stock dividend, raise new capital, effect a merger or acquisition or make shares available for stock option plans. The Advisor will specifically not support shareholder proposals involving a) private issues of additional equity or equity type securities that would be issued as an anti-takeover measure, b) a change of control that is reasonably expected not to be in the best interest of the Advisor’s clients, c) excessive dilution of common shares providing no clear benefit to the company, d) any new issue or increase in previously issued blank check preferred stock (preferred stock with rights to be determined by the board at the time of issuance), or e) an increase in dual class shares.

w	Approved Common/Preferred Stock Issuance

a)	Authorization of preferred stock

The Advisor will support a new class of preferred stock only if the issuance has a specific business purpose and only after evaluation of the rights and preferences of holders of the new preferred stock including any limitations on payments to the common shareholders. The Advisor proxies will not be voted in favor of issuing blank check preferred stock.

b)	Authorization of common stock

The Advisor will vote proxies in favor of issuing new classes of common stock when there is a clearly specified rationale that promotes the interest of existing shareholders or at least not opposed to such interests. Because the creation of new classes of common stock may affect dividend, conversion or other rights of existing shareholders, the proposal will be evaluated considering all relevant facts and circumstances.

c)	Share repurchases

The Advisor will generally support share repurchase plans so long as they have a rationale that promotes long term interest of the shareholders.

d)	Approve or reverse stock split

The Advisor will generally support stock split proposals so long as they have a rationale that promotes the long-term interest of existing shareholders.

Social/Political Issues

w	Social or political proposals

The Advisor’s proxy voting decisions may not be based on personal views concerning social or political issues. DAL Investment Company, LLC may have or require consideration of such matters when the investment staff could reasonably believe that adoption or rejection of social or political proposals submitted to shareholders might be expected to have a significant adverse effect on the value of a portfolio security. The Advisor will generally support management recommendation on social or political shareholder proposals so long as they are not, in the reasonable opinion of the CIO or the designee in light of all relevant circumstances, opposed to the best long-term interests of the company and do not diminish significantly the rights or prerogatives of shareholders. Because the duty of the Advisor is to obtain the highest investment return commensurate with acceptable levels of risk, social or political considerations should not take precedence over economic risk and return considerations.

Conflicts of Interest

Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Advisor will resolve such a conflict in the manner described below:

1.
Vote in Accordance with the Guidelines. To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2.
Obtain Consent of Clients. To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain its consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account.

3.
Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Advisor to forward all proxy matters in which the Advisor has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Advisor will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Advisor will abstain from voting the securities held by that client’s account.

The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Advisor will be addressed as described above.

Revised April, 28, 2005